Provisions	12 Months Ended
Dec. 31, 2022
Provisions [Abstract]
Provisions [Text Block]

19Provisions

Accounting policies

A provision is a liability of uncertain timing or amount. Provisions are recognized if, as a result of a past event, the company has a present legal or constructive obligation, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax discount rate that reflects current market assessments of the time value of money. The increase in the provision due to passage of time (accretion) is recognized as interest expense.

Restructuring-related provisions

Provisions for severance and termination benefits are recognized for those costs only when the company has a detailed formal plan for the restructuring and has raised a valid expectation with those affected that it will carry out the restructuring by starting to implement that plan or announcing its main features to those affected by it. Before a provision is established, the company recognizes any impairment loss on the assets associated with the restructuring.

Accounting estimates and judgments

By their nature, the recognition of provisions require estimates and assumptions regarding the timing and the amount of outflow of resources. The main estimates include:

  Respironics field-action provision – the provision requires management to make estimates and assumptions about items such as quantities and the portion of products to be remediated through replacement or repair.
  Product warranty provisions – the provisions for assurance-type product warranty reflect the estimated costs of replacement and free-of-charge services that will be incurred by the company with respect to products sold and include costs to execute field change orders.
  Environmental provisions – provisions for environmental remediation can change significantly due to the emergence of additional information regarding the extent or nature of the contamination, the need to utilize alternative technologies, actions by regulatory authorities as well as changes in judgments and discount rates.
  Legal provisions – provisions for legal claims and investigations reflect the best estimate of the outflow of resources, supported by internal and external legal counsel, when it is probable that such outflow of resources will be required to settle an obligation.
  Contingent consideration provisions – the provision for contingent consideration reflects the fair value of the expected payment to former shareholders of an acquired company for the exchange of control if specified future events occur or conditions are met, such as the achievement of certain regulatory milestones or the achievement of certain commercial milestones. The provision for contingent consideration can change significantly due to changes in the estimated achievement of milestones and changes in discount rates. Changes in fair value of the contingent consideration liability are reflected in other business income (expenses).

Philips Group

Provisions

in millions of EUR

	2021			2022
	long-term	short-term	total	long-term	short-term	total
Post-employment benefits1)	659		659	546		546
Respironics field-action provision	52	525	577	23	366	390
Product warranty provisions	32	207	238	57	287	344
Environmental provisions	99	26	124	83	20	104
Restructuring-related provisions	8	58	66	6	134	140
Legal provisions	53	39	91	14	74	89
Contingent consideration provisions	156	52	208	89	23	113
Other provisions	257	92	349	279	112	390
Provisions	1,315	998	2,313	1,097	1,018	2,115
1)For more details refer to Post-employment benefits.

Respironics field action provision

On June 14, 2021, Philips’ subsidiary, Philips Respironics initiated a voluntary recall notification in the United States and field safety notice outside the United States for certain sleep and respiratory care products related to the polyester-based polyurethane (PE-PUR) sound abatement foam in these devices.

The repair and replacement program is under way globally. Because of the prioritization of the repair and replace program, Philips is currently not taking new orders for sleep therapy systems, while masks and other consumables continue to be sold. As of December 31, 2022, approximately 90% of the production required for the delivery of replacement devices to patients has been completed. The time to complete the program is impacted by the dependency on supply of materials, including from China, and global logistics capacity. Philips Respironics is also conducting a test and research program with independent laboratories.

Philips has recognized a provision based on Philips' best estimate of the costs to repair or replace devices subject to the Respironics field action. The provision is related to the cost to repair and/or replace affected devices and includes, amongst others, the costs for the remaining production, the cost of intensified communication with physicians and patients, material costs, labor cost and logistics. The provision does not include any product liability costs or other claims. Movements during the year were as follows:

Philips Group

Respironics field-action provision

in millions of EUR

	2021	2022
Balance as of January 1	-	577
Additions	719	250
Utilizations	(175)	(486)
Translation differences	33	49
Balance as of December 31	577	390

Additions for the year reflect updated expectations in relation to the volume of devices eligible for remediation as well as additional costs related to the acceleration of the program. As of December 31, 2022, Philips Respironics expects to remediate a total of around 5.6 million devices (specific CPAP, BiPAP and mechanical ventilator devices) globally, excluding certain end-of-life devices that are expected to be retired. In 2022, following Philips Respironics’ comprehensive patient and customer communication outreach and based on current insights, the total expected units to be remediated have increased by approximately 0.4 million, primarily in the US. Furthermore, efforts to accelerate the program resulted in a shift towards replacement, which increased the replacement share to 60% (compared to 46% as of December 31, 2021) and as a result further reduced repair quantities. Utilizations for the year reflect the costs incurred in executing the repair and replace program during the year.

The completion of the field action continues to be subject to significant uncertainties, which require management to make estimates and assumptions about items such as quantities and the portion to be replaced or repaired. As of December 31, 2022, the impact of changes in these main assumptions and estimates, holding other assumptions constant, on the field action provision are as follows:

Philips Group

Main assumptions

in millions of EUR unless otherwise stated

	Increase (decrease) in provision
Assumption	Increase individual assumption by 10%	Decrease individual assumption by 10%
Total quantity of devices remaining	26	(26)
Replacement share	12	(12)

Actual outcomes in future periods may differ from these estimates and affect the company's results of operations, financial position and cash flows.

In addition, running remediation costs of EUR 210 million (2021: EUR 94 million) related to the remediation, such as testing, external advisory and regulatory response and additional right-of-return and warranty provisions have been incurred.

Following the FDA’s inspection of certain of Philips Respironics’ facilities in the US in 2021 and the subsequent inspectional observations, the US Department of Justice, acting on behalf of the FDA, in July 2022 started discussions with Philips regarding the terms of a consent decree to resolve the identified issues. At the end of December 2022, the discussions are ongoing. Furthermore, Philips is a defendant in a number of consumer class action lawsuits from users of the affected devices and a number of individual personal injury and other compensation claims. To date no provisions have been recorded for the litigation and investigations associated with the Respironics field action. For legal matters including claims refer to Contingencies.

Product warranty provisions

The provisions for assurance-type product warranty reflect the estimated costs of replacement and free-of-charge services that will be incurred by the company with respect to products sold, and include costs to execute field change orders. The field action provision in connection with the Philips Respironics voluntary recall notification is shown separately above.

The company expects the provisions to be utilized mainly within the next year.

Philips Group

Provisions for assurance-type product warranty

in millions of EUR

	2021	2022
Balance as of January 1	167	238
Additions	364	320
Utilizations	(265)	(224)
Transfer to liabilities associated with assets held for sale	(37)
Translation differences and other	10	9
Balance as of December 31	238	344

Additions in 2022 include quality actions of EUR 108 million in the Connected Care segment, mainly for the following matters:

Pads Cartridges

In February 2022, Philips issued a field safety notice notifying customers of a potential issue with the Adult SMART Pads Cartridge (M5071A) and the Infant/Child SMART Pads Cartridge (M5072A) for use specifically with the HeartStart HS1 Automated External Defibrillator (AED) devices. Philips has identified that for affected pads the HS1 AED could deliver less effective or ineffective therapy. Philips is actively working on replacing these pads and has commenced the replacement program in 2022.

V60 35V

In March 2022, Philips Respironics issued a voluntary recall notification/field safety notice to customers of its V60, V60 Plus and V680 ventilators, regarding a potential issue that could affect the main electrical circuit (“35V Rail”) powering the ventilator and alarm. This notification was updated in April 2022 with additional customer instructions. In June 2022, Philips issued a further update to this notification, regarding the projected correction for this matter. To address the issue with the 35V Rail, Philips Respironics has commenced the remediation program in 2022.

Environmental provisions

The environmental provisions include accrued costs recorded with respect to environmental remediation in various countries. In the United States, subsidiaries of the company have been named as potentially responsible parties in state and federal proceedings for the clean-up of certain sites.

Provisions for environmental remediation can change significantly due to the emergence of additional information regarding the extent or nature of the contamination, the need to utilize alternative technologies, actions by regulatory authorities as well as changes in judgments and discount rates.

Approximately EUR 73 million of the long-term provision is expected to be utilized after one to five years, with the remainder after five years. For more details on the environmental remediation refer to Contingencies.

Philips Group

Environmental provisions

in millions of EUR

	2021	2022
Balance as of January 1	183	124
Additions	18	15
Utilizations	(15)	(17)
Releases	(64)	(2)
Changes in discount rate	(10)	(27)
Accretion	3	4
Translation differences and other	9	7
Balance as of December 31	124	104

The additions and the releases of the provisions originate from additional insights in relation to factors like the estimated cost of remediation, changes in regulatory requirements and efficiencies in completion of various site work phases.

Based on the progressive insight with respect to site remediation experience, technological progress and risk-based clean-up strategies, the estimated remaining duration of remediation activities for environmental liabilities for infinite environmental sites was revised in 2021 from 60 years to 30 years. The resulting release was EUR 55 million of which EUR 33 million is recorded in continuing operations and EUR 22 million in discontinued operations.

Restructuring-related provisions

Philips Group

Restructuring-related provisions

in millions of EUR

	January 1, 2022	additions	utilizations	releases	other changes	December 31, 2022
Diagnosis & Treatment	26	58	(27)	(8)	0	49
Connected Care	17	34	(13)	(3)	(1)	34
Personal Health	9	9	(7)	(2)	0	10
Other	14	52	(14)	(5)	0	47
Philips Group	66	154	(61)	(18)	(1)	140

In 2022, Philips initiated general productivity actions aimed at simplifying the organization to streamline the way of working and reduce operating expenses. This includes an immediate reduction of around 4,000 positions globally across the organization, subject to consultation with the relevant workers councils and social partners, with severance and termination-related costs expected to be approximately EUR 130 million in aggregate, of which EUR 80 million was recorded in 2022.

In addition, restructuring projects were executed during the year, of which the most significant impacted Diagnosis & Treatment and Other and mainly took place in the US and Netherlands. The restructuring mainly comprised product portfolio rationalization and the reorganization of global support functions. The company expects the provisions to be utilized mainly within the next year.

2021

In 2021, the most significant restructuring projects impacted Diagnostic & Treatment and Connected Care businesses and mainly took place in the Netherlands and US.

The movements in the provisions for restructuring in 2021 are presented by segment as follows:

Philips Group

Restructuring-related provisions

in millions of EUR

	January 1, 2021	additions	utilizations	releases	other changes	December 31, 2021
Diagnosis & Treatment	33	23	(19)	(13)	1	26
Connected Care	17	16	(12)	(4)	-	17
Personal Health	28	6	(21)	(6)	2	9
Other	38	10	(21)	(16)	4	14
Philips Group	117	55	(73)	(39)	6	66

Legal provisions

The company and certain of its group companies and former group companies are involved as a party in legal proceedings, including regulatory and other governmental proceedings.

Philips Group

Legal provisions

in millions of EUR

	2021	2022
Balance as of January 1	72	91
Additions	43	89
Acquisitions	38	4
Utilizations	(17)	(100)
Releases	(48)	(3)
Accretion	1	-
Translation differences and other	3	7
Balance as of December 31	91	89

The majority of the movements in the above schedule are: Additions mainly relate to a provision recognized for alleged tender irregularities as disclosed in note Contingencies and provisions recognized for CRT matters. Utilizations mainly relate to the settlement of investigations in the Connected Care businesses (unrelated to the Philips Respironics voluntary recall notification).

For details of other legal matters, including regulatory and other governmental proceedings, refer to Contingencies.

The company expects the provisions to be utilized mainly within the next three years.

Contingent consideration provisions

Philips Group

Contingent consideration provisions

in millions of EUR

	2021	2022
Balance as of January 1	318	208
Acquisitions	16	96
Utilizations	(48)	(105)
Fair value changes	(78)	(86)
Balance as of December 31	208	113

The provision for contingent consideration reflects the fair value of the expected payment to former shareholders of an acquiree for the exchange of control if specified future events occur or conditions are met, such as the achievement of certain regulatory milestones or the achievement of certain commercial milestones. The provision for contingent consideration can change significantly due to changes in the estimated achievement of milestones and changes in discount rates. Changes in fair value of the contingent consideration liability are reflected in other business income.

In 2021 and 2022, the fair value changes mainly related to EPD. In 2022, the decrease of EUR 61 million in the fair value of the contingent consideration comprised of EUR 30 million  due to the revisions to EPD’s forecast due to more severe short-term impacts of COVID-19 and the competitive environment, and EUR 31 million due to delays in achievement of certain milestones. In 2021, the decrease of EUR 45 million in the fair value of the contingent consideration comprised of EUR 14 million due to the revisions to EPD’s forecast due to more severe short-term impacts of COVID-19 and the competitive environment, and EUR 31 million due to delays in achievement of certain milestones.

The company expects the provisions to be utilized mainly within the next three years.

Other provisions

Philips Group

Other provisions

in millions of EUR

	2021	2022
Balance as of January 1	372	349
Additions	89	160
Utilizations	(87)	(95)
Releases	(29)	(35)
Accretion	(5)	(3)
Translation differences and other	9	14
Balance as of December 31	349	390

The main elements of other provisions are:

  provisions for employee jubilee funds EUR 83 million (2021: EUR 94 million);
  self-insurance provisions of EUR 57 million (2021: EUR 43 million);
  provisions for non-income taxes/social security of EUR 46 million (2021: EUR 37 million);
  provisions for rights of return of EUR 36 million (2021: EUR 40 million);
  provisions for decommissioning costs of EUR 33 million (2021: EUR 33 million);
  provisions for onerous contracts of EUR 38 million (2021: EUR 12 million), reflecting non-cancellable commitments on supplies for which no future demand or alternative usage has been identified, primarily caused by volatility in demand due to COVID-19.
  the remaining provisions relate to a variety of positions, for example provision for disability of employees and provision for royalty obligations.
  the releases in 2021 and 2022 are due to the reassessment of the positions in other provisions throughout the year.

The company expects the provisions to be utilized mainly within the next five years, except for:

  provisions for employee jubilee funds of which half is expected to be utilized after five years;
  provisions for decommissioning costs of which half is expected to be utilized after five years;
  provisions for rights of return to be utilized mainly within the next year.